SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

W&R Funds, Inc.

The following information is an addition to the disclosure regarding management of the Fund in the section entitled "Directors and Officers."

     Barry M. Ogden
          Vice President of W&R Funds and one other Fund in the Fund Complex; Vice President of WRIMCO; Assistant Portfolio Manager for one other investment company managed by WRIMCO. Date of birth: September 24, 1969.


To be attached to the cover page of the Statement of Additional Information dated June 28, 2001 of W&R Funds, Inc.

This Supplement is dated March 1, 2002.